Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(11,920,414)
Unrealized Gain (Loss) on Market Value of Futures	(10,333,220)
Interest Income	29,532
ETF Transaction Fees	1,050
Total Income (Loss)	$(22,223,052)

Expenses
Management Fees	$551,452
Professional Fees	106,036
Brokerage Commissions	56,090
Non-interested Directors' Fees and Expenses	8,430
Prepaid Insurance Expense	4,011
Total Expenses	$726,019
Net Income (Loss)	$(22,949,071)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/14	$832,560,476
Additions (250,000 Shares)	13,556,655
Net Income (Loss)	(22,949,071)

Net Asset Value End of Month	$823,168,060
Net Asset Value Per Share (15,600,000 Shares)	$52.77

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(212,599)
Unrealized Gain (Loss) on Market Value of Futures	15,975
Interest Income	112
Total Income (Loss)	$(196,512)

Expenses
Professional Fees	$3,480
Management Fees	1,634
Brokerage Commissions	225
Non-interested Directors' Fees and Expenses	31
Prepaid Insurance Expense	18
Total Expenses	5,388
Expense Waiver	(3,377)
Net Expenses	$2,011
Net Income (Loss)	$(198,523)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/14	$3,086,517
Net Income (Loss)	(198,523)

Net Asset Value End of Month	$2,887,994
Net Asset Value Per Share (150,000 Shares)	$19.25

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended November 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$16,423
Realized Trading Gain (Loss) on Foreign Currency Transactions	20
Unrealized Gain (Loss) on Market Value of Futures	(27,100)
Unrealized Gain (Loss) on Foreign Currency Translations	(11)
Interest Income	84
Total Income (Loss)	$(10,584)

Expenses
Professional Fees	$4,710
Management Fees	1,267
Brokerage Commissions	152
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	19
Total Expenses	6,172
Expense Waiver	(4,613)
Net Expenses	$1,559
Net Income (Loss)	$(12,143)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/14	$2,375,237
Net Income (Loss)	(12,143)

Net Asset Value End of Month	$2,363,094
Net Asset Value Per Share (100,000 Shares)	$23.63

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended November 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,465)
Unrealized Gain (Loss) on Market Value of Futures	(42,521)
Interest Income	89
Total Income (Loss)	$(49,897)

Expenses
Professional Fees	$4,290
Management Fees	1,122
Non-interested Directors' Fees and Expenses	21
Prepaid Insurance Expense	20
Brokerage Commissions	19
Total Expenses	5,472
Expense Waiver	(4,091)
Net Expenses	$1,381
Net Income (Loss)	$(51,278)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/14	$2,105,972
Net Income (Loss)	(51,278)

Net Asset Value End of Month	$2,054,694
Net Asset Value Per Share (100,000 Shares)	$20.55

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(12,124,055)
Realized Trading Gain (Loss) on Foreign Currency Transactions	20
Unrealized Gain (Loss) on Market Value of Futures	(10,386,866)
Unrealized Gain (Loss) on Foreign Currency Translations	(11)
Interest Income	29,817
ETF Transaction Fees	1,050
Total Income (Loss)	$(22,480,045)

Expenses
Management Fees	$555,475
Professional Fees	118,516
Brokerage Commissions	56,486
Non-interested Directors' Fees and Expenses	8,506
Prepaid Insurance Expense	4,068
Total Expenses	743,051
Expense Waiver	(12,081)
Net Expenses	$730,970
Net Income (Loss)	$(23,211,015)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/14	$840,128,202
Additions (250,000 Shares)	13,556,655
Net Income (Loss)	(23,211,015)

Net Asset Value End of Month	$830,473,842

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612